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                                                                 EXHIBIT 10.30













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                        INTENSIVA HEALTHCARE CORPORATION

                           DIRECTORS STOCK OPTION PLAN

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                        INTENSIVA HEALTHCARE CORPORATION
                           DIRECTORS STOCK OPTION PLAN


                      SECTION 1. ESTABLISHMENT AND PURPOSE.

         The Intensiva HealthCare Corporation Directors Stock Option Plan is designed and intended: (i) to compensate directors for serving as directors and to reward them for their contributions to the growth and success of the Company;
(ii) to induce directors of the Company to remain directors of the Company, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries; and (iii) to aid the Company and its subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.


                             SECTION 2. DEFINITIONS.

         (a)   "ACT" means the Securities Exchange Act of 1934, as amended.

         (b) "ADMINISTRATOR" means the President of the Company, initially David W. Cross.

         (c)   "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (d)   "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMPANY" means Intensiva HealthCare Corporation, a corporation organized and existing under the laws of the State of Delaware.

         (f) "ELIGIBLE DIRECTOR" means any member of the Board of Directors on an Option Date who: (i) is eligible to receive cash compensation for serving as a director of the Company; and (ii) has elected to be granted Options under Section 7 of this Plan in lieu of cash payment of director's fees.

         (g) "FAIR MARKET VALUE" of a share of the Company's Common Stock means, for any particular date: (i) for any period when closing transaction prices for the Stock shall be reported by NASDAQ, the closing transaction price per share of Stock as reported by NASDAQ; or (ii) the fair market value market per share of stock as determined in good faith by the Board of Directors in the event clause (i) shall not be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open (or no trades of the stock were reported, in the event clause (i)), the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets were open (or a trade was reported).

         (h) "NASDAQ" means the National Association of Securities Dealers Automated Quotation System or any successor thereto on which the daily trading price or bid and ask prices of the Company's Stock is made available.


Intensiva HealthCare Corporation                                        Page 1
Directors Stock Option Plan


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         (i)   "OPTION" means an option granted under this Plan to acquire
               Stock.

         (j)   "OPTIONEE" means the person to whom an Option is granted.

         (k) "OPTION AGREEMENT" means an Agreement issued to each Eligible Director with respect to each Option.

         (l) "OPTION DATE" means the date as of which an Option is granted, which shall be the first business day after each annual meeting of the Board of Directors of the Company for each year that the Plan is in effect; provided, however, that the Option Date with respect to granting Options hereunder for fiscal 1997 shall be the date that the Plan is approved by the Board of Directors.

         (m) "PLAN" means the Intensiva HealthCare Corporation Directors Stock Option Plan.

         (n) "POST-DEATH REPRESENTATIVE(S)" means the executor(s), personal representatives, or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by the Optionee's will or the laws of descent and distribution.

         (o) "STOCK" means authorized and unissued shares of Common Stock of the Company or reacquired shares of the Company's Common Stock held in its treasury.


                           SECTION 3. ADMINISTRATION.

         The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees, as he or she may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion, or power explicitly or implicitly granted to the Administrator under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan, or Rule 16b-3 promulgated by the Securities and Exchange Commission. The Administrator may make rules or take action pursuant to this Section by any appropriate means.


                   SECTION 4. SHARES RESERVED UNDER THE PLAN.

         (a) At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to the total number of shares then issuable pursuant to all such Option grants which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.

         (b) If an Option terminates in whole or in part, by expiration or for any other reason except exercise of such Option, the shares previously reserved for issuance upon exercise of the Option shall again be available for issuance, as if such shares had never been subject to an Option.

Intensiva HealthCare Corporation                                        Page 2
Directors Stock Option Plan

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                         SECTION 5. GRANTING OF OPTIONS.

         (a) Each person who is an Eligible Director on an Option Date shall receive Options to acquire ten thousand (10,000) shares of Stock in lieu of cash compensation as a member of the Board of Directors for a two-year period commencing with the meeting of the Board of Directors on September 5, 1997. Thereafter the amount of Options to which Eligible Directors shall be entitled hereunder shall be established by resolution of the Board of Directors.

         (b) All Options granted under the Plan shall be granted as of an Option Date. Promptly after each Option Date, the Company shall notify the Optionee of the grant of the Option, and shall give to the Optionee an Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute and return the Agreement within thirty days after the Option Date.


                          SECTION 6. TERMS OF OPTIONS.

         Each Option granted under the Plan shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

         (a) The exercise price for each share of Stock subject to an Option shall be an amount equal to the Fair Market Value of a share of Stock on the Option Date.

         (b) The Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or the regulations thereunder. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

         (c) The Option shall not be exercisable as to any shares of Stock until the six-month anniversary of the Option Date at which time options to purchase one-fourth (1/4) of the shares of Stock subject to the Option shall become exercisable; thereafter Options to purchase an additional one-twenty-fourth (1/24) of the shares of Stock subject to the Option shall become exercisable on each monthly anniversary of the Option Date. Notwithstanding the foregoing, if at any time an Eligible Director ceases to be a member of the Company's Board of Directors, any Options granted to such person which have not become exercisable prior to the time such person ceases being a director shall immediately terminate and be null and void.

         (d) Any Option granted under this Plan shall not be exercisable after the expiration of ten years from the Option Date.


                     SECTION 7. ELECTION TO RECEIVE OPTIONS.

         The issuance of Options under this Plan is intended to compensate directors for their services as such in lieu of cash compensation. In order to become an Eligible Director, a director must deliver to the Company written notice of his or her intention to receive Options in lieu of cash compensation for directors' fees within thirty days following the annual meeting of the Board of Directors of the Company

Intensiva HealthCare Corporation                                        Page 3
Directors Stock Option Plan

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for each year hereafter that the Plan is in effect; provided, however, that
Directors may elect to receive Options hereunder in lieu of cash compensation for the two years commencing with the Board of Directors' Meeting on September 5, 1997, or such other Option Date as of which a director elects to receive options under the Plan, by providing the Company with written notice of such intention within 30 days of adoption of this Plan by the Board of Directors or such later Option Date. Written notice hereunder shall be deemed to be an election by a director to receive Options in lieu of cash compensation for directors' fees for a two-year period from the date of such notice. During such two-year period, an Eligible Director will not be entitled to any cash compensation for directors' fees.


                    SECTION 8. NO RIGHT TO REMAIN A DIRECTOR.

         Notwithstanding anything else contained in this Plan to the contrary, the election of a director to receive Options under this Plan shall not create any right in any person to remain a director of the Company.


                         SECTION 9. EXERCISE OF OPTIONS.

         (a) An Option shall be exercisable only: (i) upon payment to the Company on the exercise date of cash in the full amount of the option price of the shares with respect to which the Option is exercised; (ii) upon delivery to the Company on the exercise date of certificates representing shares of Company Stock, owned by the Optionee for longer than six months and registered in the Optionee's name, having a Fair Market Value, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised; (iii) upon delivery to the Company on the exercise date of options to purchase shares of Company Stock (whether granted hereunder or otherwise), having a Fair Market Value, after deducting the exercise price of such options, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised; or (iv) a combination of (i), (ii), and (iii).

         (b) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.


                         SECTION 10. GENERAL PROVISIONS.

         The Company shall not be required to issue or deliver any certificate for shares of Stock to an Optionee upon the exercise of his or her Option prior to:

         (a) if requested by the Company, the filing with the Company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Stock under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and


Intensiva HealthCare Corporation                                        Page 4
Directors Stock Option Plan

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         (b) the obtaining of any other consent, approval or permit from any state or federal governmental agency which the Administrator shall, in his absolute discretion upon the advice of counsel, determine to be necessary or advisable.


              SECTION 11. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

         In the event any stock dividend is declared upon the Company's Common Stock or in the event outstanding shares of stock shall be changed into or exchanged for a different number, class or kind of shares of stock or other securities of the Company or of another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation or otherwise, the number of shares of Stock reserved for issuance upon the exercise of Options issuable hereunder whether or not subject to outstanding Options shall be appropriately and proportionately adjusted, and in any such event a corresponding adjustment shall be made changing the number, class, or kind of shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted and unexercised without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each share of Stock covered by the unexercised portion of such Option. Notwithstanding anything herein to the contrary, if an Optionee is employed by the Company upon the effective date of any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or other business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company in which the Company is not the surviving entity, or if it is the surviving entity, either (i) it does not survive as an operating ongoing concern in substantially the same line of business, or (ii) it is controlled by persons or entities previously unaffiliated with the Company, any Option held by such Optionee shall become exercisable immediately prior to the consummation of any of the foregoing events with respect to one hundred percent (100%) of the shares subject to the Option.


                SECTION 12. DURATION, AMENDMENT, AND TERMINATION.

         (a) The Board of Directors may at any time terminate the Plan or make such amendments thereof, including reducing the number of Options which are to be granted as of any Option Date, as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee with respect to Options granted prior to the date of such termination or amendment.

         (b) The period during which Options may be granted under the Plan shall terminate on September 5, 2007, unless the Plan earlier shall have been terminated as provided above.


                           SECTION 13. EFFECTIVE DATE.

         The Plan shall be effective on the date that it is approved by the Board of Directors of the Company.


Intensiva HealthCare Corporation                                        Page 5
Directors Stock Option Plan

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                        INTENSIVA HEALTHCARE CORPORATION
                           DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


         This Stock Option Agreement (the "AGREEMENT"), entered into this______ day of___________, in the County of St. Louis, Missouri, by and between Intensiva HealthCare Corporation, a Delaware corporation (the
"COMPANY") and _________, (the "OPTIONEE") pursuant to the Intensiva HealthCare Corporation Directors Stock Option Plan (the "PLAN").

         1. GRANT OF OPTION. The Company hereby grants to Optionee the right, privilege and option to purchase __________ shares of Common Stock, 0.001 par value, of the Company at a price of __________ Dollars ($ ______) per share, in the manner and subject to the conditions provided herein.

         2. TERM OF OPTION. This Option shall expire on ______________.

         3. TIME OF EXERCISE OF OPTION. This Option shall be immediately exercisable as to any or all shares and may be exercised at any time and from time to time during its term.

         4. INCORPORATION OF STOCK OPTION PLAN. This Agreement is entered into pursuant to the Plan, which Plan is by this reference incorporated herein and made a part hereof. All capitalized terms not defined herein shall have the meaning ascribed to them in the Plan. The material provisions of the Plan applicable to this Option are as follows:

            a. METHOD OF EXERCISE OF OPTION. This Option shall be exercisable only: (i) upon payment to the Company on the exercise date of cash in the full amount of the option price of the shares with respect to which the Option is exercised; (ii) upon delivery to the Company on the exercise date of certificates representing shares of Company Stock, owned by the Optionee for longer than six months and registered in the Optionee's name, having a Fair Market Value, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised; (iii) upon delivery to the Company on the exercise date of options to purchase shares of Company Stock (whether granted hereunder or otherwise), having a Fair Market Value, after deducting the exercise price of such options, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised; or (iv) a combination of (i), (ii), and (iii).

            b. NON-TRANSFERABILITY OF OPTION. This Option is non-transferable by Optionee except by will or the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. In the event of Optionee's death, the Post-Death Representative may exercise this Option.

            c. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC. In the event any stock dividend is declared upon the Company's Common Stock or in the event outstanding shares of stock shall be changed into or exchanged for a different number, class or kind of shares of stock or other securities of the Company or of another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger,

Stock Option Agreement                                                   Page 1


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         consolidation or otherwise, the number of shares of Stock reserved for issuance upon the exercise of outstanding Options shall be appropriately and proportionately adjusted, and in any such event a corresponding adjustment shall be made changing the number, class or kind of shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each share of Stock covered by the unexercised portion of such Option. In the event the Company is merged, consolidated or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments hereunder shall be made in an equitable manner by the Administrator, whose determination shall be conclusive and binding on all concerned.


         IN WITNESS WHEREOF, Intensiva HealthCare Corporation has caused this Agreement to be executed and its Corporate Seal to be affixed, and Optionee has signed the same, in duplicate originals as of the day and year first above written.

                                         INTENSIVA HEALTHCARE CORPORATION



                                         By:
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                                          David W. Cross
                                          President and Chief Executive Officer





                                          --------------------------------------
                                          Optionee


Stock Option Agreement                                                  Page 2